UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2025

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	FBP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 16, 2025, First BanCorp. (the “Corporation”), the bank holding company for FirstBank Puerto Rico (“FirstBank” or the “Bank”), announced a strategic reorganization aligned with the Corporation’s corporate succession plan (the “Strategic Reorganization”).

As part of the Strategic Reorganization, the Corporation announced that Mr. Donald Kafka, Executive Vice President and Chief Operating Officer (“COO”), will retire from his position at the Corporation effective September 15, 2025.  In connection with Mr. Kafka’s retirement, the Corporation also announced that Mr. Juan Carlos Pavía, Executive Vice President and Chief Credit Officer, will succeed Mr. Kafka as COO, effective August 1, 2025. As COO, Mr. Pavía will oversee the areas of Banking Operations, Corporate Security, Information Technology, Real Estate, a new Business Transformation Unit, and will also continue to oversee the areas of Credit Risk and Credit Administration. Mr. Kafka will remain an officer of the Corporation and will continue to work closely with Mr. Pavía through September 15, 2025.

Mr. Pavía, age 45, joined the Corporation in 2014 as Senior Vice President and Chief Credit Risk Officer. In May 2021, Mr. Pavía was promoted to Executive Vice President and Chief Credit Officer, a position he currently holds. Additionally, Mr. Pavía currently serves on the Board of Managers of the Corporation’s subsidiaries: FB Private Equity Fund LLC, and FB Opportunity Zone Fund LLC, a wholly owned subsidiary of FB Private Equity Fund LLC.  Mr. Pavía has over fifteen years of experience within the banking industry, including roles within the credit risk, current expected credit losses, workout, operations and asset-based lending areas. Prior to joining the Corporation, Mr. Pavía held various leadership positions at other financial institutions in Puerto Rico and in the Government of Puerto Rico.

There are no family relationships between any of the Corporation’s directors or officers and Mr. Pavía that are required to be disclosed under Item 401(d) of Regulation S-K. In addition, Mr. Pavía does not have any interests in any transactions requiring disclosure under Item 404(a) of Regulation S-K.

There have been no changes made to Mr. Pavía’s plans, contracts or arrangements with the Corporation in connection with his promotion to COO, as detailed in the Corporation’s 2025 Annual Proxy Statement filed with the Securities and Exchange Commission on April 8, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2025	First BanCorp.

	By:	/s/ Sara Alvarez
	Name:	Sara Alvarez
	Title:	EVP and General Counsel